UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  December 5, 2007

THERAVANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30319	94-3265960
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification Number)
Incorporation)

901 Gateway Boulevard

South San Francisco, California 94080

(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The information contained in this Item 7.01 and in the accompanying exhibits shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On December 5, 2007, Theravance, Inc. issued a press release announcing results from its Phase 3 clinical program assessing the safety and efficacy of telavancin, a rapidly bactericidal injectable investigational antibiotic, for the treatment of hospital-acquired pneumonia caused by Gram-positive bacteria, including methicillin-resistant Staphylococcus aureus. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Dr. Michael Kitt, Senior Vice President of Development at Theravance, Inc., will discuss these results on a conference call today at 5:00 p.m. Eastern Standard Time. The slide presentation is attached hereto as Exhibit 99.2 and incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

      (d) Exhibits

Exhibit	Description

Exhibit 99.1	Press release dated December 5, 2007
Exhibit 99.2	Slide presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Date: December 5, 2007	By:	/s/ Rick E Winningham

Rick E Winningham
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press release dated December 5, 2007
99.2	Slide presentation